PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Sep. 30, 2024
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

NOTE 7 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following as of September 30, 2024 and 2023:

	As of September 30,
	2024	2023
Buildings	$5,886,262	$5,687,114
Machinery	8,446,168	6,819,033
Furniture, fixtures and equipment	647,880	605,776
Motor vehicles	471,510	280,423
Total property plant and equipment, at cost	15,451,820	13,392,346
Less: accumulated depreciation	(7,347,486)	(6,456,179)
	8,104,335	6,936,167
Construction in progress (“CIP”)	—	899,850
Property, plant and equipment, net	$8,104,335	$7,836,017

Depreciation expense was $618,719 and $677,275 for the years ended September 30, 2024 and 2023, respectively.

As of September 30, 2024 and 2023, the Company pledged buildings and machinery to secure banking facilities granted to the Company. The carrying values of the pledged buildings to secure bank borrowings by the Company are shown in Note 13.